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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2002





                                SEMX CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-10938

             Delaware                                          13-3584740
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)


                       1 LABRIOLA COURT, ARMONK, NY 10504
          (Address of principal executive offices, including zip code)

                                 (914) 273-5500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 5.  Other Information.

SEMX Corporation (the "Corporation"), Effective September 23, 2002 Gilbert D. Raker, Chairman of the Board has resumed the positions of President and Chief Executive Officer of the Corporation as Frank J. Polese, concentrates on operational responsibilities in his capacity as President and Chef Executive Officer of the Corporation's Polese Company Subsidiary.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEMX CORPORATION



              Date:  September 30, 2002      By: /s/ Gilbert D. Raker
                                                 --------------------

                                        Name:    Gilbert D. Raker

                                        Title:   Chairman of the Board
                                                 and Chief Executive Officer


              Date:  September 30, 2002      By: /s/ Mark A. Koch
                                                 ----------------

                                        Name:    Mark A. Koch

                                        Title:   Acting Chief Financial
                                                 Officer and Secretary